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Scudder Ohio Tax Free Fund

Supplement to Prospectus dated August 1, 1998
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How to compare a Scudder pure no-load(tm) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Ohio Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(tm) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)  Shareholder   transaction  expenses:   Expenses  charged  directly  to  your
    individual account in the Fund for various transactions.

    Sales commissions to purchase shares (sales load)               NONE

    Commissions to reinvest dividends                               NONE

    Redemption fees                                                 NONE*

    Fees to exchange shares                                         NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended March 31, 1998.

    Investment management fee (after waiver)                        0.49%**

    12b-1 fees                                                      NONE

    Other expenses                                                  0.26%
                                                                    -----

    Total Fund operating expenses (after waiver)                    0.75%**
                                                                    =====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

       1 Year         3 Years         5 Years        10 Years
       ------         -------         -------        --------
        $8              $24             $42            $93


See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

**Until July 31,  1999,  the Adviser has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.75% of average daily net assets. Expenses shown above are restated to reflect what the Fund would have paid during the fiscal year ended March 31, 1998 if expenses had been maintained at 0.75% throughout the period. If the Adviser had not agreed to waive a portion of its fee, Fund expenses would have been: investment management fee 0.60%, other expenses 0.26% and total
  operating   expenses   0.86%  for  the  fiscal  year  ended  March  31,  1998.
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February 9, 1999